SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

PRELIMINARY TERM SHEET

February [ ], 2004

[$879,750,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE2

CLASSES A1, A2, A2A, A3, M1, M2, M3, M4, M5 & M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE2

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

TBD

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE2

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay	Expected Last Principal Pay(2)
A1 (3)	285,000,000	Senior / FLT	AAA/AAA/Aaa	2.62	5/2004	1/2012
A2 (3)	238,500,000	Senior / FLT	AAA/AAA/Aaa	2.62	5/2004	1/2012
A2A (3)	26,500,000	Senior / FLT	AAA/AAA/Aaa	2.62	5/2004	1/2012
A3 (3)	176,750,000	Senior / FLT	AAA/AAA/Aaa	2.63	5/2004	1/2012
M1 (3)	54,000,000	Mezzanine / FLT	AA/AA/Aa2	5.22	8/2007	1/2012
M2 (3)	47,250,000	Mezzanine / FLT	A/A/A2	5.18	6/2007	1/2012
M3 (3)	13,500,000	Mezzanine / FLT	A-/A-/A3	5.17	6/2007	1/2012
M4 (3)	13,500,000	Subordinate / FLT	BBB+/BBB+/Baa1	5.16	5/2007	1/2012
M5 (3)	13,500,000	Subordinate / FLT	BBB/BBB/Baa2	5.15	5/2007	1/2012
M6 (3)	11,250,000	Subordinate / FLT	BBB-/BBB-/Baa3	5.14	5/2007	1/2012
Total	879,750,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call at the Pricing Speed.

(3)

The margin on the Class A1, Class A2, Class A2A and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4 Certificates, will increase 1.5x, the margin on the Class M5 Certificates will increase by 1.00% and the margin on the Class M6 Certificates will remain unchanged after the first Distribution Date on which the optional clean-up call is exercisable.

Summary of Terms

Cut-off Date:	April 1, 2004
Expected Pricing:	On or about February [10], 2003
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	April 7, 2004 (the “Closing Date")
Servicer:	TBD
Trustee:	Well Fargo Bank Minnesota, N.A.
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Managers:	TBD
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A2A, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on May 17, 2004.
Interest Accrual:

Interest on the Class A1, Class A2, Class A2A Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of the Offered Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1, the Class A2, the Class A2A and the Class A3 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M6 Certificates receive a rating of "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

Registration:	The Offered Certificates will be available through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or be subject to the Georgia Fair Lending Act.  It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost”.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:	Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.) ARM: 26% CPR
Certificates:

Group I Certificates:

Class A1 Certificates

Group II Certificates:

Class A2 and Class A2A Certificates

Group III Certificates:

Class A3 Certificates

Class A Certificates:

Class A1, Class A2, Class A2A and Class A3

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5 and

Class M6 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fee ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A2A and Class A3 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

Pari-Passu to the Class M6 Certificates current interest and the unrated Class B-IO Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates and Class A2A Certificates will be paid pro rata the Class A2 Percentage and the Class A3 Certificates will be paid the Class A3 Percentage of the total principal remittance amount until all such class principal balances have been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates and Class A2A Certificates will be paid pro rata the Class A2 Percentage and the Class A3 Certificates will be paid the Class A3 Percentage of the Class A Principal Distribution Amount until such class principal balances have been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

Class A1 Percentage:	The principal remittance amount for the Group 1 Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group 2 Collateral divided by the principal remittance amount for the total collateral.
Class A3 Percentage:	The principal remittance amount for the Group 3 Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Except with respect to the first Distrubtion Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Unpaid Interest Shortfalls Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M6 Certificates

4.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2, Class A2A, and Class A3 Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates.

5.

Carry Forward Amount first concurrently to the Class A1, Class A2, Class A2A and Class A3 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates and the Class M6 Certificates, subject to weighted average pass through rates on the Certificates.

Available Funds Cap:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

with respect to the Offered Certificates and the Class B-IO Certificates, the applicable portion of the Servicing and Cap Fee;

b)

with respect to the Offered Certificates for the first Distribution Date only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.25%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.50%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in May 2007 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [38.50%].

Credit Enhancement:
Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2, Class A2A and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3 and Class M4 will increase by 1.5x, the margin on the Class M5 Certificates will increase by 1.00%, and the margin on Class M6 Certificates will remain unchanged.

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be based on the amount specified in the chart below.  In exchange for a monthly fee, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in [June] 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in [February] 2007.

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1			NA	18			9.25
2			9.25	19			9.25
3			9.25	20			9.25
4			9.25	21			9.25
5			9.25	22			9.25
6			9.25	23			9.25
7			9.25	24			9.25
8			9.25	25			9.25
9			9.25	26			9.25
10			9.25	27			9.25
11			9.25	28			9.25
12			9.25	29			9.25
13			9.25	30			9.25
14			9.25	31			9.25
15			9.25	32			9.25
16			9.25	33			9.25
17			9.25	34			9.25

Unrated Class B-IO: (Non-Offered Class)

The Class B-IO Coupon for the first Distribution Date will be 3.50% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will equal approximately [$110,000,000] million for the first Distribution Date.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
May 2007 – April 2007	[3.00]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.
May 2008 – April 2008	[4.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
May 2009 – April 2009	[6.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
May 2010 – April 2010	[7.00]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter.
May 2011 and thereafter	[7.25]%

MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28, 3/27 and Interest Only adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Interest Only loans adjust monthly based on One Month LIBOR for ten years, then amortize.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through January 2004.  The final pool will be approximately $900,000,000 (+/-10%).

ABSC 2004-HE2

Characteristics (Approximate)	Total Collateral

Balance	$900,000,000
Number of Loans	6,000
Average Current Balance	$150,000
Interest Only Loans	< 2.00%
Fixed Rate Loans	27.00%
Adjustable Rate Loans	73.00%
W.A. Coupon	7.222%
W.A. Margin	5.850%
W.A. Original LTV	79.00%
W.A. Original Term	351
W.A. Remaining Term	349
W.A. FICO	610
Owner Occupied	94.0%
First Lien Percentage	98.50%
Second Lien Percentage	1.50%
Top 5 States	N/A
Conforming by Balance	N/A
Non-Conforming by Balance	N/A%